SUB-ITEM 77D: Policies with Respect to Security Investments

Incorporated by reference to Parts A and B of post-effective amendment no. 27 to Registrant's registration statement filed on Form Type
485BPOS on January 28, 2005 (Accession No. 0001193125-05-014281).



T:\Client Services\CDC Nvest & Loomis Sayles Funds\SEC
Filings\N-SARs\2002\NFT I\Annual\Item 77D.doc